Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment

Note 3—Property and Equipment

Property and equipment consists of the following:

	December 31,
	2011	2010
	(In thousands)
Drillships and related equipment	$3,435,665	$1,890,448
Other property and equipment	12,441	3,506

Property and equipment, cost	3,448,106	1,893,954
Accumulated depreciation	(12,096)	(529)

Property and equipment, net	$3,436,010	$1,893,425

On March 15, 2011, the Company entered into contracts with Samsung Heavy Industries (“SHI”) for the construction of its fifth and sixth advanced-capability, ultra-deepwater drillships, the Pacific Khamsin and the Pacific Sharav, which are expected to be delivered in the second quarter and third quarter of 2013, respectively. The SHI contracts for the Pacific Khamsin and the Pacific Sharav provide for an aggregate purchase price of approximately $1.0 billion for the acquisition of these two vessels, payable in installments during the construction process, of which we have made payments of $124 million through December 31, 2011. We anticipate making payments for the Pacific Khamsin and the Pacific Sharav of approximately $174 million in 2012 and approximately $696 million in 2013.

In June 2011, we paid SHI $2.0 million for an option to construct a seventh drillship at the same price and other terms and conditions as the contracts for the Pacific Khamsin and the Pacific Sharav, subject to a price increase of not more than $12.5 million and certain adjustments to compensate for foreign exchange rate fluctuations. The option was originally valid until October 31, 2011 and was subsequently extended through February 17, 2012 at no cost. We further extended the option further until March 2, 2012 on the same commercial terms and made a down payment of $5.0 million to initiate equipment orders. On March 2, 2012, we exercised the option to construct our seventh drillship. The original $2.0 million option payment and the $5.0 million down payment will be credited against the first installment owed to SHI. The construction contract for the seventh drillship also includes an option for an eighth newbuild drillship on the same terms and conditions as those for the seventh drillship.

During the years ended December 31, 2011, 2010 and 2009, the Company deferred certain drillship payments under amendments of the original construction contracts. Per the amendments, interest accrues at a rate of six percent per annum. During the years ended December 31, 2011, 2010 and 2009, we capitalized interest costs of $71.0 million, $99.0 million and $43.8 million, respectively, on assets under construction related to interest incurred on the deferred construction payments, the related-party loan and long-term debt.

During the years ended December 31, 2011, 2010 and 2009, depreciation expense was $11.6 million, $0.4 million and $0.1 million, respectively.